UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22754

Morgan Creek Series Trust

(Exact name of registrant as specified in charter)

301 West Barbee Chapel Road, Suite 200, Chapel Hill, NC 27517

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)

Mark Vannoy
Morgan Creek Capital Management, LLC
301 West Barbee Chapel Road
Chapel Hill, North Carolina 27517

Registrant’s telephone number, including area code:  (919) 933-4004

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Stockholders.

MORGAN CREEK
CAPITAL MANAGEMENT

ALTERNATIVE THINKING ABOUT INVESTMENTS

SEMI-ANNUAL REPORT TO STOCKHOLDERS

FOR THE PERIOD ENDED SEPTEMBER 30, 2013 (UNAUDITED)

Morgan Creek Tactical Allocation Fund (A Series of Morgan Creek Trust)

Contents

Letter to Investors	1
Investments Concentration Summary	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	12
Fund Expenses	18
Other Information (Unaudited)	19

Morgan Creek Tactical Allocation Fund
Letter to Investors

Dear Shareholder

We are excited to provide the inaugural semi-annual Shareholder Letter for the Morgan Creek Tactical Allocation Fund (the “Fund”). The Fund was launched on August 15, 2013 in an effort to provide investors with a vehicle to gain access to Morgan Creek’s investment capabilities and differentiated market views. As advisor to the fund, our decades of portfolio construction and investment experience that integrate traditional assets, hedge funds and private investment strategies enable us to create a Fund that we believe is truly global, well-balanced and appropriately hedged, with an objective of producing long-term investment returns and income. There have been many fundamental changes to the investment landscape in recent years; the investment opportunity set has expanded rapidly as new geographies and markets have developed, volatility has increased due to the increasing impact of government and Central Bank interventions and investment cycles have shortened as the speed at which investment capital moves around the globe has increased. In our view, these changes demand a new approach to investment management, something beyond the traditional balanced portfolio strategy of stocks/bonds/cash. In this new investment regime, we believe that portfolios will benefit from broad global exposure, active, tactical management and disciplined hedging in order to mitigate the impact of higher volatility and generate more stable returns over time. The Fund was designed and created specifically to address these challenges and potentially provide investors with access to investment opportunities on a global basis with a focus on wealth preservation and capital appreciation. Going forward, these semi-annual letters will offer a review of the most recent period in the capital markets, give some analysis of the activities that drove investment performance during the trailing six months and provide our insights on the investment opportunities that we have built into the portfolio as well as those that we see on the horizon.

For the brief reporting period August 15, 2013 through September 30, 2013, the Fund’s return was 2.3%, slightly outperforming its benchmark by 10 basis points (70% MSCI All Country World Index/30% Barclays Aggregate Bond Index). The largest contributor to performance in this period, approximately 2.9%, came from the Fund’s thematic exposure of its Alternatives Network category, with exposures to Japan Reflation, European Recovery and Emerging and Frontier Markets also accretive. The largest detractors to performance during the period were thematic exposures to Energy &Natural Resources and Hedges at a combined 0.7%.

Coming into 2013, we judged the general investment environment as pretty balanced where the tug-of-war between the yellow lights of high valuations and slowing growth were countered by the green lights of abundant global Central Bank liquidity. We were focused on the difference between good decisions and good outcomes. We thought that buying assets at challenging valuations and low growth was not necessarily a good decision, although an investor could have a good outcome if multiples continued to expand. We noted that within an overall neutral posture, there were places to be positive, overweight, and even outright long and our list of those opportunities included Japan, Peripheral Europe, the Global Titans that sell into Emerging and the Frontier Markets. Despite the fact that we are observing that market cycles continue to get shorter, we are not focused on prognosticating what might occur over short-term periods as we feel there are too many uncertainties and external variables that can impact markets over a period of weeks or months. Our primary views focus on the longer periods of time where fundamentals and valuations will drive returns, rather than trying to forecast every Central Bank move or market reaction to the release of some piece of economic information. Perhaps the most interesting element of the investing environment today is the continued media obsession and relentless singular focus on the U.S. stock market despite that market not generating the best returns during the quarter, or the CYTD. While the S&P 500 returns are certainly strong, and well above average and consensus expectations coming into the year, those returns pale in comparison to a number of other markets we will discuss below. Interestingly, domestic equity returns have been dominated by the small, the junky and the unprofitable, as the small and micro-cap indices have outpaced the large-cap markets. Further, a recent research report showed how the companies with the largest losses were outperforming those with the greatest profits, similar to 2000 and 2007. Further still, the list of the most heavily-shorted names in the index is up more than double the market, despite those companies historically returning much less than the market.

Morgan Creek Tactical Allocation Fund
Letter to Investors (continued)

Looking around the global equity markets, we see that many of the regions we felt strongly about at the beginning of the year (Japan, Europe, Emerging and Frontier Markets) performed very well during the period and produced returns that were, in many cases, multiples of the returns to U.S. equities For example, we came into the year with a very positive, and contrarian, view on Japan, as we believed that Abenomics would take hold and the concerted efforts of the government and the Bank of Japan would produce meaningful change and rising equity prices. That confidence was rewarded, as Japan has been the best performing developed market this year and surged nearly twice as much as the U.S. market. We also believed that Peripheral Europe, specifically, Greece, Spain and Italy, had reached an inflection point and we were likely to see some outstanding returns from the region. Emerging Markets had a very challenging year in the first half and have begun to recover strongly after the surprise decision by the Fed not to taper their bond purchases. Frontier Markets, on the other hand continued to rise smartly as the demographic dividends of higher growth continued to accrue to investors. An important strategic point to keep in mind with respect to international investments is that with the commencement of the Global Currency Wars, currency returns will make up a larger component of returns for U.S. investors as much of the gains in Japan and Europe, and the losses in Emerging Markets, were driven by appreciation and depreciation of those currencies against the Dollar.

Global Fixed Income markets produced lackluster results and we think this trend will continue for many years as the lack of growth in the developed world and the need for deleveraging will combine to make life difficult for investors who have large weightings in bonds and who are convinced that the yields and returns of the past decade will be repeated going forward. There is one scenario where we believe bonds will produce strong returns and that is an environment where Europe and the U.S. slip into a decade-long deflationary spiral and equities will produce negative returns and the preservation of capital provided by high quality government bonds will look good by comparison. We feel if global rates were to continue down toward the 1% level, like occurred in Japan over past two decades, investors might even make some meaningful capital gains from long duration bonds. Other than playing a role as a deflation hedge, we are hard pressed to find a reason to own Traditional Fixed Income in the current environment and tend to favor Absolute Return strategies which have similar diversification benefits, but have a positive correlation to interest rates. While it was a trying quarter for alternative strategies, as volatility chewed up Macro and CTA managers and the zero interest rate environment put downward pressure on arbitrage and relative value strategies, we see brighter skies ahead. There appear to be emerging signs that we believe point to much better absolute and relative returns for alternative strategies in the quarters ahead, but time will tell how long we must wait for the current anomalous period to pass away.

Depending on your investment perspective, the recent period was like one side, or the other, of Halloween. For equity investors in peripheral Europe, it was full of Treats as everything lined up perfectly to generate some of the best returns in recent memory, while bond investors might describe the period as full of Tricks, as nothing seemed to work. The intra-quarter volatility, which has become more prevalent in the post-QE realm, has accelerated as ever-decreasing movements to the downside are eliciting greater responses from the global Central Bankers. There seems to be a declining level of tolerance for negative market momentum and since the Pavlovian response of investors is to Buy-the-Dip when Ben Bernanke, Mario Draghi or Kurodo-san rings the dinner bell has become so pronounced, we have seen a relatively steady upward march in global equity prices since the announcement of the LTRO programs in Europe, QE III in the U.S. and the Abenomics in Japan. Given the recent past, we feel an investor could easily be lulled into a false sense of security at this point and abandon a diversified portfolio approach, a value discipline or strategic plan of active rebalancing in favor of a more traditional long equity dominated portfolio. That approach clearly would have produced outstanding results this year, or for the last few years for that matter, but may not generate the same type of returns going forward. An important point that gets lost in the discussion about the past few years is that while it is true that a diversified/hedged approach has produced inferior returns to a long-biased approach in recent years, when one includes the superior performance of the diversified model during the Global Financial Crisis, the strategies yield similar results over the whole period. If we look at longer periods, the

Morgan Creek Tactical Allocation Fund
Letter to Investors (continued)

diversified/hedged approach has generated superior returns, which is perhaps best illustrated by the recently reported Endowment returns for the fiscal year ended June 30th. The top schools generated between 9% and 11% compound annual returns for the past decade versus 8.1% for the S&P 500, 4.5% for the Barclays Aggregate and 7% for a 70/30 Stock/Bond portfolio. While the difference may appear small at 2% to 4%, using the average of 3% over the ten-year period yields 32% greater wealth for the Diversified Portfolio versus the Traditional Portfolio. Current asset class forecasts for the next several years, produced by the leading investment houses, are not pretty. U.S. equities are likely to generate little real return, international equities may generate a 2% real return, emerging markets equities may produce a 4% real return and bonds will struggle to break even on a real basis. Those numbers place the current investing environment as the second worst in three decades, surpassed only by summer 2007. “History doesn’t repeat, but it rhymes”, so said Mark Twain, therefore, we believe that some level of overall caution is warranted. However, as investors we must remain focused on searching for assets that we believe are undervalued, have some margin of safety and the opportunity for growth and tactically allocate the Fund assets toward those best ideas. The Morgan Creek Tactical Allocation Fund was created to potentially provide investors with a disciplined, strategic approach that seeks to generate long-term returns and we look forward to working with you in the years ahead to meet the challenges, and capitalize on the opportunities, in an ever changing global investing landscape.

Important Disclosures

Investors should carefully consider the investment objectives, risks, charges and expenses of the Morgan Creek Tactical Allocation Fund. This and other important information about the Fund is contained in the prospectus, which can be obtained at www.morgancreekfunds.com or by calling 855-623-8637. The prospectus should be read carefully before investing. The Morgan Creek Tactical Allocation Fund is distributed by Northern Lights Distributors, LLC member FINRA. Morgan Creek Capital Management, LLC and Northern Lights Distributors, LLC are unaffiliated.

Fund Risk disclosure:

Mutual Funds involve risk including the possible loss of principal. In general, the price of a fixed income security falls when interest rates rise. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Certain transactions of the Fund, such as investment in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged. Securities of distressed companies are speculative in nature and are subject to greater levels of issuer, credit, and liquidity risk. Investments in private investment funds may be more illiquid than securities issued by other funds. The value of the Fund’s investment in short-term interest-bearing investments will vary from day-to-day, depending on short-term interest rates.

Foreign common stocks and currency strategies will subject the Fund to currency trading risks that include market risk, credit risk and country risk. Investments in foreign securities could subject the Fund to greater risks including, currency fluctuation, economic conditions, and different governmental and accounting standards. Mutual funds, closed-end funds and ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds. Options and futures transactions involve risks. Price fluctuations, transaction costs, and limited liquidity of futures and options contracts may impact correlation with changes in the value of the underlying security, potentially reducing the return of the Fund.

Morgan Creek Tactical Allocation Fund
Investments Concentration Summary

September 30, 2013 (Unaudited)

Ten Largest Long Position Equity Holdings At September 30, 2013		Percent of Net Assets	Holdings by Industry	% of Long Common Stocks
1.	Twenty-First Century Fox, Inc.	2.1%	Media	21.3
2.	Time Warner, Inc.	2.0%	IT Services	10.6
3.	Valeant Pharmaceuticals International, Inc.	2.0%	Internet & Catalog Retail	10.5
4.	FleetCor Technologies, Inc.	2.0%	Internet Software & Services	6.9
5.	Qihoo 360 Technology Co., Ltd.	2.0%	Commercial Banks	6.9
6.	Amazon.com, Inc.	2.0%	Oil, Gas & Consumable Fuels	5.9
7.	Charter Communications, Inc.	2.0%	Hotels, Restaurants & Leisure	3.8
8.	WR Grace & Co.	2.0%	Pharmaceuticals	3.6
9.	Toyota Motor Corp.	2.0%	Airlines	3.6
10.	Visa, Inc.	2.0%	Chemicals	3.6
	Total	20.1%	Automobiles	3.5
			Aerospace & Defense	3.5
			Machinery	3.5
			Textiles, Apparel & Luxury Goods	3.5
			Insurance	3.4
			Household Durables	1.8
			Capital Markets	1.7
			Communications Equipment	1.6
			Metals & Mining	0.8

Holdings by Sector	% of Long Common Stocks

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Schedule of Investments

September 30, 2013 (Unaudited)

	Shares	Value ($)
Long Positions 97.3%
Common Stocks 55.4%
Consumer Discretionary 24.6%
Automobiles 2.0%
Toyota Motor Corp. (ADR)	1,281	164,006

Hotels, Restaurants & Leisure 2.1%
Las Vegas Sands Corp.	1,333	88,538
Melco Crown Entertainment Ltd. (ADR)*	2,803	89,219
		177,757
Household Durables 1.0%
Panasonic Corp. (ADR)	8,699	83,569

Internet & Catalog Retail 5.8%
Amazon.com, Inc.*	531	166,012
priceline.com, Inc.*	161	162,763
Vipshop Holdings Ltd. (ADR)*	2,794	158,699
		487,474
Media 11.8%
CBS Corp. Class B	2,895	159,688
Charter Communications, Inc. Class A*	1,230	165,755
Liberty Global PLC Class A*	2,003	158,938
Liberty Media Corp. Class A*	1,089	160,247
Time Warner, Inc.	2,599	171,040
Twenty-First Century Fox, Inc. Class A	5,130	171,855
		987,523
Textiles, Apparel & Luxury Goods 1.9%
Carter’s, Inc.	2,123	161,114

Energy 3.3%
Oil, Gas & Consumable Fuels 3.3%
Alpha Natural Resources, Inc.*	5,800	34,568
Arch Coal, Inc.	7,750	31,853
Cabot Oil & Gas Corp.	1,127	42,060
Cheniere Energy, Inc.*	2,550	87,057
EQT Corp.	460	40,811
Peabody Energy Corp.	2,050	35,362
		271,711
Financials 6.6%
Capital Markets 0.9%
Nomura Holdings, Inc. (ADR)	10,276	80,256

Commercial Banks 3.8%
Mitsubishi UFJ Financial Group, Inc. (ADR)	12,449	79,798

Commercial Banks (Continued)
Mizuho Financial Group, Inc. (ADR)	18,168	78,486
Sumitomo Mitsui Financial Group, Inc. (ADR)	16,473	160,282
		318,566
Insurance 1.9%
American International Group, Inc.	3,234	157,269

Health Care 2.0%
Pharmaceuticals 2.0%
Valeant Pharmaceuticals International, Inc.*	1,609	167,867

Industrials 5.9%
Aerospace & Defense 2.0%
TransDigm Group, Inc.	1,173	162,695

Airlines 2.0%
Delta Air Lines, Inc.	3,880	91,529
United Continental Holdings, Inc.*	2,481	76,192
		167,721
Machinery 1.9%
Colfax Corp.*	2,864	161,787

Information Technology 10.6%
Communications Equipment 0.9%
QUALCOMM, Inc.	1,131	76,184

Internet Software & Services 3.8%
Google, Inc. Class A	175	153,284
Qihoo 360 Technology Co., Ltd. (ADR)*	1,998	166,234
		319,518
IT Services 5.9%
FleetCor Technologies, Inc.*	1,510	166,342
Mastercard, Inc. Class A	242	162,813
Visa, Inc. Class A	853	163,008
		492,163
Materials 2.4%
Chemicals 2.0%
WR Grace & Co.*	1,885	164,749

Metals & Mining 0.4%
Gerdau SA (ADR)	5,100	38,046
Total Common Stocks (Cost $4,400,482)		4,639,975

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Schedule of Investments (continued)

September 30, 2013 (Unaudited)

	Shares	Value ($)
Closed-End Investment Company 1.9%
Morgan Stanley China A Share Fund (Cost $151,997)	7,077	156,402

Exchange-Traded Funds 28.0%
iShares 20+ Year Treasury Bond	270	28,728
iShares China Large-Cap Fund	6,183	229,266
iShares Europe Fund	9,334	412,003
iShares MSCI Brazil Capped Fund	3,250	155,708
iShares MSCI France Fund	2,899	77,925
iShares MSCI Italy Capped Fund	11,070	156,308
iShares MSCI Spain Capped Fund	4,677	162,526
Market Vectors Oil Service Fund	3,379	159,083
ProShares UltraShort Yen Fund*	5,327	331,499
United States Natural Gas Fund LP*	4,480	81,894
United States Oil Fund LP*	2,000	73,700
WisdomTree India Earnings Fund	9,975	152,817
WisdomTree Japan Hedged Equity Fund	6,830	327,362
Total Exchange-Traded Funds (Cost $2,300,691)		2,348,819

Short-Term Investments 12.0%
SSgA Prime Money Market Fund, 0.03% **	1,008,228	1,008,228
Total Short-Term Investments (Cost $1,008,228)		1,008,228

	% of Net Assets	Value ($)
Total Long Positions (Cost $7,861,398)†	97.3	8,153,424
Other Assets and Liabilities, Net	28.0	2,347,258
Securities Sold Short	(25.3)	(2,119,288)
Net Assets	100.0	8,381,394

†
The cost for federal income tax purposes was $7,861,398. At September 30, 2013, net unrealized appreciation for all securities based on tax cost was $292,026. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $314,557 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,531.

	Shares	Value ($)
Securities Sold Short 25.3%
Exchange-Traded Funds 25.3%
iShares MSCI ACWI Fund	19,729	1,063,788
SPDR S&P 500 Trust	6,279	1,055,500
Total Securities Sold Short (Proceeds $2,080,480)		2,119,288

*	Non-income producing security.

**	Current yield; not a coupon rate.

ACWI:	All Country World Index

ADR:	American Depository Receipt

MSCI:	Morgan Stanley Capital Institutional

SPDR:	Standard & Poor’s Depository Receipt

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Statement of Assets and Liabilities

As of September 30, 2013 (Unaudited)

Assets
Investments, at value (cost $7,861,398)	$8,153,424
Deposit at broker for securities sold short	2,071,845
Receivable for investments sold	1,655,040
Dividends receivable	1,104
Interest receivable	26
Due from Advisor	42,855
Prepaid offering costs	10,216
Other assets	32,659
Total Assets	$11,967,169

Liabilities
Payable for securities sold short, at value (proceeds of $2,080,480)	2,119,288
Payable for investments purchased	1,433,136
Dividends payable for securities sold short	5,261
Management fee payable	4,976
Accrued expenses and payables	23,114
Total liabilities	3,585,775
Net assets, at value	$8,381,394

Net Assets Consist of:
Net investment loss	(17,984)
Net unrealized appreciation (depreciation) on:
Investments	292,026
Securities sold short	(38,808)
Accumulated net realized loss	(58,840)
Paid-in capital	8,205,000
Net assets, at value	$8,381,394

Class I
Net Asset Value Per Share
($8,282,671 ÷ 809,665 outstanding shares; unlimited shares of beneficial interest authorized)	$10.23

Class A
Net Asset Value Per Share
($98,723 ÷ 10,000 outstanding shares; unlimited shares of beneficial interest authorized)	$9.87
Sales Charge Class A (Load)	5.75%
Maximum Offering Price Per Class A Share	$10.47

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Statement of Operations

For the period from August 16, 2013 (commencement of operations) to September 30, 2013

Investment Income
Income:
Dividends	$3,393
Interest	34
Foreign taxes withheld - Dividends	(31)
Total investment income	3,396

Expenses:
Administration fees	9,925
Audit fees	8,070
Management fees	6,850
Custodian and accounting fees	6,654
Transfer agent fees	6,229
Registration fees	5,588
Trustees' fees	5,447
Dividend expense on securities sold short	5,262
Legal fees	4,035
Prepaid offering expense	2,583
Reports to shareholders	1,036
Interest expense on securities sold short	127
Distribution and service fees - Class A	7
Other fees	2,422
Total expenses before expense reductions	64,235
Expense reimbursement	(42,855)
Net expenses	21,380
Net investment loss	(17,984)

Realized and Unrealized Gain (Loss)
Net realized loss from:
Investments	(58,337)
Securities sold short	(503)
Net realized loss	(58,840)
Change in net unrealized appreciation (depreciation) on:
Investments	292,026
Securities sold short	(38,808)
Net change in unrealized appreciation	253,218
Net gain	194,378
Net increase in net assets from operations	$176,394

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Statement of Changes in Net Assets

For the period from August 16, 2013 (commencement of operations) to September 30, 2013

Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(17,984)
Net realized loss	(58,840)
Change in net unrealized appreciation	253,218
Net increase in net assets resulting from operations	176,394

Net share transactions:
Proceeds from shares sold	8,105,000
Net increase in net assets from fund share transactions	8,105,000
Increase in net assets	8,281,394

Net Assets
Beginning of period (initial capital)	100,000
End of period (including net investment income loss of $17,984)	$8,381,394

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Financial Highlights

Class I

	Period ended September 30, 2013(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.02)
Net realized and unrealized gain (loss)	0.25
Total from investment operations	0.23

Net asset value, end of period	$10.23

Total Return(c)	2.30	%*

Ratios/Supplemental Data:
Net assets, end of period ($thousands)	$8,283
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	7.03	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	2.34	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	1.75	%**
Ratio of net investment loss	(1.97	%)**
Portfolio turnover rate	155	%*

(a)	Period from August 16, 2013 (commencement of operations) through September 30, 2013.

(b)	Calculated using average shares outstanding throughout the period.

(c)	The total return would have been lower had certain expenses not been reduced.

*	Not annualized

**	Annualized

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Financial Highlights

Class A

	Period ended September 30, 2013(a)
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment loss(b)	(0.01)
Net realized and unrealized gain (loss)	(0.12)
Total from investment operations	(0.13)

Net asset value, end of period	$9.87

Total Return(c)	(1.20	%)*

Ratios/Supplemental Data:
Net assets, end of period ($thousands)	$98
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short)	8.00	%**
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short)	4.07	%**
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short)	2.00	%**
Ratio of net investment loss	(3.67	%)**
Portfolio turnover rate	155	%*

(a)	For the period from September 20, 2013 (commencement of operations of Class A shares) to September 30, 2013.

(b)	Based on average shares outstanding during the period.

(c)	Total return would have been lower had certain expenses not been reduced.

*	Not annualized

**	Annualized

See accompanying notes to financial statements.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements

September 30, 2013 (Unaudited)

1.	Organization

Morgan Creek Tactical Allocation Fund (the “Fund”), a series of Morgan Creek Series Trust (the “Trust”), was organized under the laws of the State of Delaware as a statutory trust on August 31, 2012. The Fund commenced operations on August 16, 2013 (“Commencement of Operations”) pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law. Morgan Creek Capital Management, LLC (the “Advisor”), a North Carolina limited liability company, serves as the Fund’s investment adviser.

The Fund offers Class A, Class C and Class I shares. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class I shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than Class A and C shares. As of September 30, 2013 only class I and Class A have started operations.

The Fund’s investment objective is to provide long-term total investment returns (capital gains plus income). To achieve the Fund’s investment objective, the Advisor will incorporate a broad set of global strategies that allow for the tactical allocation of Fund assets across multiple markets, asset classes, geographies and sectors in response to changing market and economic conditions. The Fund will invest in an actively managed portfolio of global securities with the goal of achieving a lower level of volatility than traditional equity benchmarks. The Fund anticipates that the weighting in international securities (i.e., securities issued by corporations and other entities that are located, headquartered, incorporated or otherwise organized outside the U.S.) will exceed 40% of the portfolio assets under normal economic conditions (however, the Advisor may determine that conditions warrant a lower level of exposure).

2.	Significant Accounting Policies

The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and in accordance with Accounting Standards Codification (ASC) as set forth by the Financial Accounting Standards Board (“FASB”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day then exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation. Equity securities are categorized as Level 1 securities.

Exchange-Traded Funds (“ETFs”) and Closed-Investment Companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Fair Value Measurements

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the “Valuation Inputs” table below). At September 30, 2013, there were no Level 3 classes of investments with significant unobservable inputs subject to this additional disclosure.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 – Valuations based primarily on inputs that are unobservable and significant (including the Portfolio’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2013 in valuing the investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$4,639,975	$—	$—	$4,639,975
Closed-End Investment Company	156,402	—	—	156,402
Exchange-Traded Funds	2,348,819	—	—	2,348,819
Short-Term Investments	1,008,228	—	—	1,008,228
Total Investments	$8,153,424	$—	$—	$8,153,424

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short, at value	$(2,119,288)	$—	$—	$(2,119,288)
Total Investments	$(2,119,288)	$—	$—	$(2,119,288)

There have been no transfers between fair value measurement levels during the period ended September 30, 2013.

Foreign Currency Translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. Dollars at the close of regular trading on the New York Stock Exchange (“NYSE”). Income and expenses denominated in foreign currencies are typically translated into U.S. Dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

Short Sales

The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of its total assets. However, the Fund may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position. The Fund may receive or pay the net of the broker’s fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.

Federal Income Taxes

It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

3.	Cash

Cash on the Statements of Assets and Liabilities consists of cash balances held with the custodian.

4.	Fund Fees and Expenses

The Fund pays the Advisor a monthly management fee at a rate of 0.75% of the Fund’s average daily net assets.

The Fund has entered into an Expense Limitation Agreement in which the Advisor has agreed to pay certain operating expenses of the Fund in order to maintain certain expenses at or below 2.00% for Class A, 2.75% for Class C, and 1.75% for Class I (the “Expense Caps”), of the average net assets of each Class until July 31, 2014. Expenses covered by the Expense Caps include all of the Fund’s expenses other than interest, taxes, brokerage commissions, other investment-related costs, extraordinary expenses and dividend expenses on short sales, in excess of such limitation. Acquired Fund fees and expenses are also excluded from this contractual limitation.

The Fund’s organization and offering costs billed through the statement of assets and liabilities date are $53,071. The Advisor has borne the organization costs of $42,855. Offering costs of approximately $10,216 were capitalized and are being amortized over the 12 month period from the effective date and are included in deferred offering costs until such date.

Distribution and Shareholder Service Fees

The Fund has adopted Distribution and Shareholder Services Plans (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Class A and Class C shares.

Under the Plans, the Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 1.00% of the value of the Fund’s average daily net assets attributable to the Class A and Class C shares, respectively, for services provided under the Plans.

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (“NAV”) for $1 million or more that are subsequently redeemed within 12 months of purchase. Class C shares are subject to a CDSC 1.00% for redemptions within twelve months of investing.

5.	Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience and knowledge of management, the Fund expects the risk of loss to be remote.

6.	Purchases and Sales of Securities

For the period from August 16, 2013 (commencement of operations) through September 30, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $10,761,529 and $3,857,853, respectively. Purchases to cover securities sold short and securities sold short aggregated $2,188,114 and $4,260,260, respectively.

Morgan Creek Tactical Allocation Fund
Notes to Financial Statements (continued)

September 30, 2013 (Unaudited)

7.	Share Transactions

The Declaration of Trust permits the Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from August 16, 2013 (commencement of operations) through September 30, 2013
Class I:	Shares	Amount
Initial capital	10,000	$100,000
Shares sold	799,665	8,005,000
Shares reinvested	—	—
Shares repurchased	—	—
Net increase	809,665	$8,105,000

	Period from September 20, 2013 (commencement of operations) through September 30, 2013
Class A:	Shares	Amount
Shares sold	10,000	$100,000
Shares reinvested	—	—
Shares repurchased	—	—
Net increase	10,000	$100,000

Morgan Creek Tactical Allocation Fund
Fund Expenses

September 30, 2013 (Unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transactions costs, and (2) ongoing costs, including management fees, shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in Dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

This section of the table for the class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for the class below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses and Value of a $1,000 Investment

Class I	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
1) Actual	1.75%	$ 1,000.00	$ 1,023.00	$ 2.23(a)
2) Hypothetical	1.75%	$ 1,000.00	$ 1,016.29	$ 8.85(c)

Class A	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
1) Actual	2.00%	$ 1,000.00	$ 988.00	$ 0.60(b)
2) Hypothetical	2.00%	$ 1,000.00	$ 1,015.04	$ 10.10(c)

(a)
For the period August 16, 2013 (commencement of operations) through September 30, 2013 Expense is calculated using the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 46 days in the period, divided by 365 days in the year.

(b)
For the period September 20, 2013 (commencement of operations) through September 30, 2013. Expense is calculated using the Class’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 11 days in the period, divided by 365 days in the year.

(c)
Hypothetical expenses if the fund had been in existence from April 1, 2013 are calculated using average account value over the period, multiplied by 183 days in the period, divided by 365 days in the year.

Morgan Creek Tactical Allocation Fund
Other Information (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent period ended September 30 is available without charge, upon request, by calling the Fund at 1-919-933-4004. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Schedule of Investments

The Fund also files a complete Schedule of Investments with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-919-933-4004.

Approval of Investment Management Agreement

The Board of Trustees (the “Board” or each separately a “Trustee”) met for the first time at an in-person organizational meeting on December 4, 2012. Matters bearing on the Morgan Creek Series Trust’s (the “Open-End Fund”) investment management agreement (the “Agreement”) with Morgan Creek Capital Management, LLC (“Morgan Creek” or the “Advisor”) were considered at organizational meeting. The Trustees received information relating to the Agreement derived from a number of sources and covering a range of issues. At the meeting, the Board, including a majority of the Trustees who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Trustees”), unanimously voted to approve the Agreement with Morgan Creek for the Open-End Fund for an initial twenty-four month period beginning August 15, 2013, the date the Open-End Fund commenced operations.

In considering the initial approval of the Agreement, the Independent Trustees requested and evaluated extensive materials from Morgan Creek and other sources, including, among other items: (a) an overview of the discretionary investment advisory services provided by Morgan Creek; (b) the breadth and experience of the investment management and research staff of Morgan Creek; (c) financial information for Morgan Creek; (d) marketing and distribution support to be provided by Morgan Creek to the Open-End Fund; (e) the current Form ADV of Morgan Creek; (f) the expected profitability report of Morgan Creek with respect to the Open-End Fund; (g) the fees charged to other clients relative to fees charged to the Open-End Fund by Morgan Creek; and (h) the resources devoted to compliance with the Open-End Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, (iv) other policies and procedures that form Morgan Creek’s portions of the Open-End Fund’s compliance program and (v) Morgan Creek’s responsibilities overseeing the Open-End Fund’s service providers.

The Independent Trustees, as well as the full Board, considered all factors it believed relevant with respect to Morgan Creek, including but not limited to: the nature and quality of services provided; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Open-End Fund; commitment for a period of time to provide contractual expense cap to the Open-End Fund; potential benefits to Morgan

Morgan Creek Tactical Allocation Fund
Other Information (Unaudited) (continued)

Creek from its relationship to the Open-End Fund, including revenues to be derived from services provided to the Open-End Fund by their affiliates, if any; and potential benefits to the Open-End Fund and its shareholders of receiving research services, if any, from broker/dealer firms in connection with allocation of portfolio transactions to such firms.

In determining to approve the Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services. The Independent Trustees reviewed and considered the nature, extent and quality of the proposed services to be provided by Morgan Creek and expect that they will be of high-quality and in the best interests of the Fund noting that the Adviser’s prior history, experience and reputation are exceptional.

Investment Performance. The Independent Trustees noted that while the Fund has no performance of its own yet, the Adviser’s historical performance record for investment strategies similar to the Fund was good in comparison to relevant benchmarks across various one-year, three-year and five-year periods.

Economies of Scale. The Independent Trustees discussed economies of scale noting that it was premature to evaluate, as the Fund had not commenced operations.

Service and Cost Comparisons. The Independent Trustees compared the proposed investment advisory fee, other expenses, total expenses and estimated expense ratio of the Fund to similar categories of fees and expenses of the peer group of similar funds. The Independent Trustees also noted that an advisory fee waiver structure would be in effect for the Fund. The Independent Trustees were presented with various information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Trustees concluded that Morgan Creek was experienced in managing similar investments products as the Fund and its key personnel have sufficient expertise necessary to serve as investment adviser to the Fund. The Independent Trustees also concluded that the Fund’s proposed expense ratio and the potential profitability to Morgan Creek of managing the Fund were reasonable, and that economies of scale were not a significant factor in their determinations at this time, as the Fund had not yet commenced operations. The Independent Trustees did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Trustees determined to recommend the approval of the Advisory Agreement to the full Board.

[ THIS PAGE IS INTENTIONALLY LEFT BLANK ]

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Company.

(a)(1)	Not applicable.

(b)	Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)     The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORGAN CREEK SERIES TRUST

By:	(Signature and Title)*	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	December 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	(Signature and Title)*	/s/ Mark W. Yusko
Mark W. Yusko
Chairman, President and Trustee

Date:	December 2, 2013

By:	(Signature and Title)*	/s/ Mark B. Vannoy
Mark B. Vannoy
Treasurer

Date:	December 2, 2013

* Print the name and title of each signing officer under his or her signature.